SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 21, 2006

CHAMPION PARTS, INC.

(Exact name of Registrant as specified in its Charter)

Illinois	1-7807	36-2088911
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 West Avenue B, Hope, Arkansas	71801
(Address of principal executive offices)	(Zip Code)

(870) 777-8821
Registrant's telephone number, including area code

Item 2.02

Results of Operations and Financial Condition.

On August 21, 2006, Champion Parts, Inc., an Illinois corporation, issued a press release announcing its financial results for the quarter ended July 2, 2006. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Number      Description

   99.1

      Press Release dated August 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION PARTS, INC.

Dated: August 21, 2006	/s/ Jerry A. Bragiel
Jerry A. Bragiel President, CEO and Acting Chief Financial Officer